                    CREDIT SUISSE WARBURG PINCUS FUNDS
                               CREDIT       ASSET
                               SUISSE       MANAGEMENT


                                   SEMIANNUAL

                                     REPORT

                                FEBRUARY 28, 2001

                                   (UNAUDITED)

                   CREDIT SUISSE WARBURG PINCUS FOCUS FUND

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Credit Suisse Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at
466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGER'S LETTER

-------------------------------------------------------------------------------
                                                                 March 19, 2001
Dear Shareholders:

   We are writing to report on the results of the Credit Suisse Warburg Pincus Focus Fund(1) (the "Fund") for the fiscal half-year ended February 28, 2001.

   At February 28, 2001, the net asset value ("NAV") of the Fund's Common shares was $14.94, compared to an NAV of $19.13 at August 31, 2000. As a result, the common shares' total return was -15.96% (assuming the reinvestment of distributions totaling $1.29 per share). By comparison, the Standard & Poor's 500 Index(2) returned -17.84% during the same period.

   The Fund outperformed its S&P 500 benchmark due to a combination of relatively effective industry weightings and stock selection. We were most successful in this regard in the consumer staples, basic materials and capital goods sectors.

   - We meaningfully overweighted consumer staples companies compared to the S&P 500. Our research concluded that they offered an attractive mix of fairly stable operating characteristics in a climate of decelerating macroeconomic growth, along with attractive valuations. After stagnating for several quarters in 1999 and 2000 as information-based "New Economy" stocks surged, consumer staples stocks revived on the back of improving fundamentals and industry consolidation activity. The Fund held a few such names that performed especially well.

   -  A similar story applied to our exposure to basic materials companies.

   - In capital goods, we focused on major aircraft producers whose shares benefited from new contracts and ongoing cost-cutting initiatives.

   The most negative contributions to overall performance in the fiscal half-year came from our positioning in technology, financial services and health care. We had maintained below-benchmark exposure to technology for much of 2000 due to valuation concerns. Following several pre-announcements of earnings disappointments in the calendar fourth quarter, many tech stocks pulled back to levels that reflected more realistic earnings expectations. We thus began to selectively add to the sector and are now overweighting it for the first time in a year. While we may be early in this positioning, we believe that technology will still be one of the market's areas of fastest growth going forward.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGER'S LETTER (CONCLUDED)

-------------------------------------------------------------------------------
   We underweighted financial services stocks relative to the benchmark, based on their vulnerability to the slowing economy. While this sector was bolstered by speculation surrounding merger-and-acquisition activity, we viewed it as having weak fundamentals and deteriorating credit quality.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,


D. Susan Everly, Director
Credit Suiss Asset Management, LLC

PERFORMANCE


                                                                             SINCE INCEPTION
                                         SIX MONTHS          ONE YEAR           10/30/98
                                    (9/1/00 - 2/28/01)   (3/1/00 - 2/28/01)   (ANNUALIZED)
-----------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FOCUS
  FUND (COMMON)(1)(3)                   (15.96)%         (1.13)%                 +16.01%
STANDARD & POOR'S 500 INDEX(2)          (17.84)%         (8.20)%                  +6.64%
-----------------------------------------------------------------------------------------

---------------------
(1)  Name changed from Warburg Pincus Focus Fund effective March 26, 2001.

(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(3) Fee waivers and expense reimbursements or credits reduced expenses for the Fund during 2000 but may be discontinued at any time.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS
February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES       VALUE
                                                                 ---------  ------------
COMMON STOCKS (98.3%)

AEROSPACE & DEFENSE (4.7%)
    Lockheed Martin Corp.                                        17,000     $   636,820
                                                                            -----------
AGRICULTURE (2.3%)
    Archer-Daniels-Midland Co.                                   15,000         225,750
    IMC Global, Inc.                                              5,900          81,125
                                                                            -----------
                                                                                306,875
                                                                            -----------
BANKS & SAVINGS & LOANS (7.4%)
    Bank of America Corp.                                         3,700         184,815
    Citigroup, Inc.                                               5,500         270,490
    FleetBoston Financial Corp.                                   4,500         185,625
    U.S. Bancorp                                                  7,700         178,640
    Wells Fargo & Co.                                             3,800         188,632
                                                                            -----------
                                                                              1,008,202
                                                                            -----------
CHEMICALS (3.7%)
    Du Pont (E.I.) de Nemours & Co.                              10,700         467,483
    Sealed Air Corp.(1)                                             800          31,320
                                                                            -----------
                                                                                498,803
                                                                            -----------
COMMUNICATIONS & MEDIA (4.9%)
    AOL Time Warner, Inc.(1)                                      8,100         356,643
    Inktomi Corp.(1)                                              9,400         106,337
    Viacom, Inc., Class B(1)                                      4,000         198,800
                                                                            -----------
                                                                                661,780
                                                                            -----------
COMPUTERS (13.8%)
    Ceridian Corp.(1)                                             4,400          89,012
    Compaq Computer Corp.                                         6,300         127,260
    EMC Corp.(1)                                                  8,500         337,960
    i2 Technologies, Inc.(1)                                      7,500         201,563
    Microsoft Corp.(1)                                           11,900         702,100
    Siebel Systems, Inc.(1)                                       2,100          80,325
    Veritas Software Corp.(1)                                     5,200         337,675
                                                                            -----------
                                                                              1,875,895
                                                                            -----------
CONGLOMERATES (3.2%)
    General Electric Co.                                          9,500         441,750
                                                                            -----------
CONSUMER DURABLES (3.2%)
    Ford Motor Co.                                               15,837         440,427
                                                                            -----------
CONSUMER NON-DURABLES (2.0%)
    Clorox Co.                                                    7,500         269,700
                                                                            -----------
ELECTRONICS (3.9%)
    Intel Corp.                                                  12,100         345,606
    JDS Uniphase Corp.(1)                                         2,000          53,500
    Texas Instruments, Inc.                                       4,500         132,975
                                                                            -----------
                                                                                532,081
                                                                            -----------


                  See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES       VALUE
                                                                 ---------  ------------
COMMON STOCKS (CONT'D)

ENERGY (3.3%)
    Exxon Mobil Corp.                                             5,500     $   445,775
                                                                            -----------
FINANCIAL SERVICES (4.7%)
    American Express Co.                                          4,800         210,624
    American International Group, Inc.                            1,700         139,060
    Freddie Mac                                                   2,400         158,040
    Morgan Stanley, Dean Witter & Co.                             2,000         130,260
                                                                            -----------
                                                                                637,984
                                                                            -----------
FOOD, BEVERAGE & TOBACCO (9.2%)
    Coca-Cola Co.                                                 6,000         318,180
    Philip Morris Cos., Inc.                                     13,900         669,702
    Wrigley (Wm.) Jr. Co.                                         2,900         270,048
                                                                            -----------
                                                                              1,257,930
                                                                            -----------
HEALTHCARE (2.8%)
    Guidant Corp.(1)                                              7,400         377,178
                                                                            -----------
LODGING & RESTAURANTS (1.0%)
    McDonald's Corp.                                              4,600         135,240
                                                                            -----------
MISCELLANEOUS (1.9%)
    Nasdaq-100 Shares(1)                                          2,300         108,905
    Standard & Poor's Depository Receipts (Spiders)               1,200         148,740
                                                                            -----------
                                                                                257,645
                                                                            -----------

PHARMACEUTICALS (11.5%)
    Cardinal Health, Inc.                                         2,200         223,300
    Gilead Sciences, Inc.(1)                                      2,600          97,175
    Lilly (Eli) & Co.                                             3,600         286,056
    Mylan Laboratories, Inc.                                      6,700         156,780
    Pfizer, Inc.                                                  7,600         342,000
    Pharmacia Corp.                                               5,000         258,500
    Watson Pharmaceuticals, Inc.(1)                               3,600         199,800
                                                                            -----------
                                                                              1,563,611
                                                                            -----------
RETAIL (5.9%)
    Costco Wholesale Corp.(1)                                     4,500         187,875
    Home Depot, Inc.                                              6,000         255,000
    Wal-Mart Stores, Inc.                                         7,200         360,648
                                                                            -----------
                                                                                803,523
                                                                            -----------

TELECOMMUNICATIONS & EQUIPMENT (8.9%)
    Cisco Systems, Inc.(1)                                       14,300         338,731
    Motorola, Inc.                                                8,700         131,979
    SBC Communications, Inc.                                      9,600         457,920
    WorldCom, Inc.(1)                                             4,200          69,825
    XO Communications, Inc., Class A(1)                          14,500         215,688
                                                                            -----------
                                                                              1,214,143
                                                                            -----------
TOTAL COMMON STOCKS (Cost $13,820,397)                                       13,365,362
                                                                            -----------


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS (CONCLUDED)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                 (000)         VALUE
                                                                --------     ----------
SHORT-TERM INVESTMENT (0.6%)
    BBH Grand Cayman U.S. Dollar Time Deposit 4.660% 03/01/01
    (Cost $81,212)                                                   $81    $    81,212
                                                                            -----------
TOTAL INVESTMENTS (98.9%) (Cost $13,901,609(2))                              13,446,574

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)                                    153,937
                                                                            -----------
NET ASSETS (100.0%)                                                         $13,600,511
                                                                            -----------
                                                                            -----------


----------------------------------------------------------------------------------------

(1) Non-Income Producing Security.

(2) Cost for Federal Income tax purposes at February 28, 2001 is $14,757,022. The gross appreciation (depreciation) on a tax basis is as follows:

    Gross Appreciation                                                      $ 1,380,686
    Gross Depreciation                                                       (2,691,134)
                                                                            -----------
    Net Depreciation                                                        $(1,310,448)
                                                                            -----------
                                                                            -----------


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

ASSETS

    Investments, at value (cost - $13,901,609)                           $13,446,574
    Cash                                                                       1,907
    Receivable for investments sold                                          127,826
    Receivable for Fund shares sold                                            2,238
    Receivable from investment adviser                                         4,778
    Dividends and interest receivable                                         19,106
    Prepaid expenses and other assets                                         20,596
                                                                         -----------
      Total Assets                                                        13,623,025
                                                                         -----------
LIABILITIES
    Distribution fee payable (Common shares)                                     866
    Accrued expenses payable                                                  21,648
                                                                         -----------
      Total Liabilities                                                       22,514
                                                                         -----------
NET ASSETS
    Capital stock, $0.001 par value                                              906
    Paid-in capital                                                       14,921,888
    Undistributed net investment income                                          374
    Accumulated net realized loss from investments                          (867,622)
    Net unrealized depreciation on investments                              (455,035)
                                                                         -----------
      Net Assets                                                         $13,600,511
                                                                         -----------
                                                                         -----------
COMMON SHARES

    Net assets                                                           $ 4,357,894
                                                                         -----------
    Shares outstanding                                                       291,649
                                                                         -----------
    Net asset value, offering price and redemption price per share       $     14.94
                                                                         -----------
                                                                         -----------
INSTITUTIONAL SHARES
    Net assets                                                           $ 9,242,617
                                                                         -----------
    Shares outstanding                                                       614,578
                                                                         -----------
    Net asset value, offering price and redemption price per share       $     15.04
                                                                         -----------
                                                                         -----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                              $  85,872
    Interest                                                                   6,894
    Foreign taxes withheld                                                      (174)
                                                                         -----------
      Total investment income                                                 92,592
                                                                         -----------
EXPENSES:
    Investment advisory fees                                                  52,563
    Administration fees                                                        8,611
    Registration fees                                                         18,844
    Printing fees                                                             17,307
    Custodian fees                                                            13,226
    Transfer agent fees                                                       11,951
    Audit fees                                                                 6,527
    Directors fees                                                             6,330
    Distribution fees                                                          4,906
    Legal fees                                                                 3,342
    Insurance expense                                                          1,625
    Interest expense                                                             210
    Miscellaneous fees                                                         2,038
                                                                         -----------
                                                                             147,480
    Less: fees waived and expenses reimbursed                                (72,294)
                                                                         -----------
      Total expenses                                                          75,186
                                                                         -----------
      Net investment income                                                   17,406
                                                                         -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:

    Net realized loss from Investments                                      (350,320)

    Net change in unrealized depreciation investments                     (2,112,753)
                                                                         -----------
    Net realized and unrealized loss from investments                     (2,463,073)
                                                                         -----------
Net decrease in net assets resulting from operations                     $(2,445,667)
                                                                         -----------
                                                                         -----------



                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    FOR THE
                                                   SIX MONTHS           FOR THE
                                                      ENDED           YEAR ENDED
                                               FEBRUARY 28, 2001      AUGUST 31,
                                                   (UNAUDITED)           2000
                                               ------------------    ------------
FROM OPERATIONS:
  Net investment income                              $    17,406     $     25,877
  Net realized and unrealized gain/(loss)
    from investments                                  (2,463,073)       1,946,458
                                                    ------------     ------------
    Net increase/(decrease) in net assets
      resulting from operations                       (2,445,667)       1,972,335
                                                    ------------     ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
    Institutional Class shares                           (34,572)        (124,682)
    Common Class shares                                   (8,382)            (623)
  Distributions from net realized capital gains:
    Institutional Class shares                          (709,500)      (9,020,862)
    Common Class shares                                 (294,273)         (77,776)
                                                    ------------     ------------
    Net decrease in net assets from dividends
      and distributions                               (1,046,727)      (9,223,943)
                                                    ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                         3,575,997       11,899,918
  Reinvestment of dividends and distributions          1,044,843        1,368,909
  Net asset value of shares redeemed                    (943,581)     (28,090,859)
                                                    ------------     ------------
  Net increase/(decrease) in net assets from
    capital share transactions                         3,677,259      (14,822,032)
                                                    ------------     ------------
  Total increase/(decrease) in net assets                184,865      (22,073,640)

NET ASSETS:
  Beginning of period                                 13,415,646       35,489,286
                                                    ------------     ------------
  End of period                                      $13,600,511     $ 13,415,646
                                                    ------------     ------------
                                                    ------------     ------------
UNDISTRIBUTED NET INVESTMENT INCOME                  $       374     $     25,921
                                                    ------------     ------------
                                                    ------------     ------------



                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                         FOR THE SIX           FOR THE YEAR       FOR THE PERIOD
                                         MONTHS ENDED              ENDED         OCTOBER 30, 1998(1)
                                       FEBRUARY 28, 2001        AUGUST 31,         TO AUGUST 31,
                                           (UNAUDITED)             2000                1999
                                       -----------------       -------------     -------------------
PER-SHARE DATA
  Net asset value, beginning
    of period                                $ 19.13               $20.11               $15.95
                                             -------               ------               -------
INVESTMENT ACTIVITIES:
  Net investment income                         0.01                 0.03(2)              0.02
  Net gain/(loss) on investments
    (both realized and unrealized)             (2.91)                4.76                 4.16
                                             -------               ------               -------
      Total from investment activities         (2.90)                4.79                 4.18
                                             -------               ------               -------

LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income         (0.04)               (0.07)               (0.02)
  Distributions from net realized gains        (1.25)               (5.70)                  --
                                             -------               ------               -------
      Total dividends and distributions        (1.29)               (5.77)               (0.02)
                                             -------               ------               -------
NET ASSET VALUE, END OF PERIOD               $ 14.94               $19.13               $20.11
                                             -------               ------               -------
                                             -------               ------               -------
      Total return                            (15.96)%(3)           33.42%               26.19%(3)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)     $ 4,358               $2,758               $   95
  Ratio of expenses to average net assets       1.26%(4)             1.29%(5)             1.29%(4)
  Ratio of net investment income
    to average net assets                       0.04%(4)             0.18%                0.17%(4)
Decrease reflected in above operating expense
  rates due to waivers/reimbursements           1.06%(4)             1.83%                0.45%(4)
Portfolio turnover rate                           55%                 235%                 209%

--------------------------------------------------------------------------------

(1) Inception Date.
(2) Per share information is calculated using the average share outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.




                  See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
-------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Warburg Pincus Focus Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administration fee.

   The Fund is permitted to engage in the investment strategies described in the Notes to Financial Statements. The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. Please refer to the Fund's prospectus and statement of additional information for a description of its investment strategies.

       A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

       B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

       C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

    Fund's portfolio securities for the applicable period less applicable expense. The Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

       The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

       D) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

       E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       F) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository. At February 28, 2001, the Fund did not have any open repurchase agreements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

 NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

       G) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. The Fund may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

       H) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities on loan to brokers at February 28, 2001.

       I) SHORT SALES -- When the Fund's investment advisor believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates,

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

    which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to investment advisory agreements, Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for the Fund described herein.

   For its advisory services, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 0.75% of the Fund's average daily net assets.

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Fund. For the six months ended February 28, 2001, the advisory fee earned and waived by CSAM was as follows:

                   GROSS                                           NET
               ADVISORY FEE              WAIVER               ADVISORY FEE
               ------------            ---------              -------------
                 $52,563               $(52,563)                   $--

   CSAM reimbursed expenses of the Fund in the amount of $12,172 for the six months ended February 28, 2001.

   Boston Financial Data Services, Inc. (BFDS) serves as the Fund's transfer and dividend disbursement agent.

   The Fund has an arrangement with its transfer agent whereby interest earned on uninvested cash balances were used to offset a portion of its transfer agent expense. For the six months ended February 28, 2001, the Fund received no credits or reimbursements under this agreement.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, serves as co-administrator to the Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, also serves as the Fund's co-administrator. For administration services, the Fund pays CSAMSI a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Fund to CSAMSI for co-administration services for the Institutional shares.

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administration fee for the Fund. For the six months ended February 28, 2001, the co-administration fee earned and waived by CSAMSI on the Common shares was as follows:

                   GROSS                                           NET
           CO-ADMINISTRATION FEE         WAIVER          CO-ADMINISTRATION FEE
           ---------------------         ------          ----------------------
                    $981                 $(785)                  $196

   For co-administration services, PFPC received a fee, for the period September 1, 2000 to February 4, 2001, calculated on the Fund's average daily net assets subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:


                                          ANNUAL RATE
                                         ------------
                                  .10% for first $500 million
                                  .08% for next $1 billion
                                  .06% for over $1.5 billion


   As of February 5, 2001 PFPC receives a fee calculated on the Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

                                          ANNUAL RATE
                                          -----------
                                  .075% for first $500 million
                                  .065% for next $1 billion
                                  .055% for over $1.5 billion


   PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for the Fund. For the six months ended February 28, 2001, the co-administration fee earned and waived by PFPC was as follows:

                   GROSS                                           NET
           CO-ADMINISTRATION FEE         WAIVER           CO-ADMINISTRATION FEE
           ----------------------       --------          ---------------------
                  $6,774                $(6,774)                   $--

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

   In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor of the Fund's shares. No compensation is payable by the Fund to CSAMSI for distribution services, but CSAMSI receives compensation from the Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. Under the Shareholder Servicing and Distribution Plan for the Common shares, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. For the six months ended February 28, 2001, the shareholder services fee earned by CSAMSI was $4,906.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the period ended February 28, 2001, Merrill was paid $119 by the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2001, purchases and sales of investment securities (other than short-term investments) were $10,548,477 and $7,720,533, respectively.

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:


                                                      COMMON
                            -----------------------------------------------------------
                              FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                            FEBRUARY 28, 2001 (UNAUDITED)       AUGUST 31, 2000
                            -----------------------------   ---------------------------
                               SHARES            VALUE         SHARES          VALUE
                            -----------       ----------      --------       ----------
Shares sold                  171,625          $3,065,758       176,045        $3,150,183
Shares issued in
  reinvestment of dividends   17,797             300,771         4,960            75,842
Shares repurchased           (41,899)           (755,054)      (41,610)         (757,584)
                             -------          ----------       -------        ----------
Net increase                 147,523          $2,611,475       139,395        $2,468,441
                             -------          ----------       -------        ----------
                             -------          ----------       -------        ----------
                                                    INSTITUTIONAL
                            -----------------------------------------------------------
                              FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                            FEBRUARY 28, 2001 (UNAUDITED)        AUGUST 31, 2000
                            -----------------------------   ---------------------------
                               SHARES           VALUE          SHARES          VALUE
                            -----------       ----------    ----------     ------------
Shares sold                   28,536          $  510,239       492,615      $  8,749,735
Shares issued in
  reinvestment of dividends   43,769             744,072        86,539         1,293,067
Shares repurchased           (11,314)           (188,527)   (1,782,034)      (27,333,275)
                             -------          ----------    ----------      ------------
Net increase/(decrease)       60,991          $1,065,784    (1,202,880)     $(17,290,473)
                             -------          ----------    ----------      ------------
                             -------          ----------    ----------      ------------

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

   On February 28, 2001, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                          NUMBER OF         APPROXIMATE PERCENTAGE
                                        SHAREHOLDERS        OF OUTSTANDING SHARES
                                        ------------        ----------------------
           Institutional shares                  4                  88.93%
           Common shares                         3                  47.72

NOTE 5. LINE OF CREDIT

   The Fund, together with other Funds advised by CSAM, has established a $350 million committed, unsecured line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition the participating Funds will pay interest on borrowings at the Federal Funds rate plus .50%. For the six months ended February 28, 2001, the Fund had no borrowings under the credit facility.

NOTE 6. SUBSEQUENT EVENT

   On March 23, 2001, a shareholder meeting was held for the Credit Suisse Warburg Pincus Strategic Growth Fund ("Strategic Growth") to approve the merger into the Fund. The merger was approved by the shareholders without incidents.

   The closing date of the merger was April 6, 2001 at which point the Fund acquired all of the assets and liabilities of Strategic Growth.

                  CREDIT SUISSE WARBURG PINCUS FUNDS
                               CREDIT       ASSET
                               SUISSE       MANAGEMENT








                P.O. BOX 9030, BOSTON, MA 02205-9030
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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSFOC-3-0201